UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 31, 2019

Date of Report (Date of earliest event reported)

EMPIRE POST MEDIA, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-55962	98-0550352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2620 Regatta Drive, Suite 102 Las Vegas, Nevada	89128
(Address of principal executive offices)	(Zip Code)

(832) 256-6714

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 5.01 Changes in Control of Registrant

On or about May 14, 2019, Saean, Inc., a Nevada corporation (hereinafter referred to as the “Buyer” or “Saean” interchangeably), whose corporate address is 2620 Regatta Drive, Suite 102, Las Vegas, Nevada 89128; and Peter Dunn (hereinafter referred to as the “Seller” or “Dunn” interchangeably), the then current sole officer and director as well as the controlling shareholder of the Company, entered into a Common Stock Purchase Agreement (the “Agreement”) whereby on or before the closing date of May 31, 2019, the Seller would sell and the Buyer would buy 126,855,000 shares of Common Stock of the Company in a change in control transaction (hereinafter referred to as the “Change in Control”).

On or about May 31, 2019, the Buyer and Seller consummated the closing of the Change in Control of the Company pursuant to the terms and conditions of the Agreement. As of this date, the Company is now a control subsidiary of the Buyer. The Buyer now owns and controls 126,855,000 shares of Common Stock of the Company out of 195,837,338 shares of Common Stock issued and outstanding as of the Closing Date (e.g. effective 64.78% control of the Common Stock of the Company).

Item 5.02 Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

On or about May 31, 2019, the Company received and accepted the resignation of Peter Dunn (“Dunn”) from all officer positions he held with the Company (e.g. CEO, CFO, President, Treasurer, and Secretary) as well as being the sole director of the Company (hereinafter referred to as the Dunn Resignation”).

The Company’s Board of Directors, pursuant to a unanimous written consent of its Board of Directors by Written Consent pursuant to N.R.S. Chapter 78.315, approved the following resolutions: (1) the receipt and acceptance of the Dunn Resignation; and (2) the nomination and approval of the following new officers and director of the Company each of which accepted their respective positions listed below:

Jung Yong Lee – President of the Company;

Ted Campbell - Secretary of the Company

William Sawyer as the Treasurer of the Company

Jung Yong Lee - Director of the Company.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not Applicable

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMPIRE POST MEDIA, INC.

DATE: June 10, 2019	By:	/s/ Jung Yong Lee
	Name:	Jung Yong Lee
	Title:	President and Chief Executive Officer